UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

NGP CAPITAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 752-0062

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 14, 2005, the Audit Committee of the Board of Directors of NGP Capital Resources Company, a Maryland corporation (the “Company”), met to discuss the appointment of PricewaterhouseCoopers (“PWC”) as principal accountants to audit the Company’s financial statements for 2005. This appointment was made effective April 19, 2005. The Audit Committee approved the terms of the engagement of PWC for this audit. PWC will replace KPMG LLP (“KPMG”), which previously was the principal accountants for the Company. On April 14, 2005, the Audit Committee also discussed the dismissal of KPMG as the Company’s principal accountants. On April 14, 2005, the audit committee approved the dismissal of KPMG as principal accountants, effective April 19, 2005.

The audit report of KPMG on the financial statements of the Company as of December 31, 2004 and for the period August 6, 2004 through December 31, 2004, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit as of December 31, 2004 and for the period August 6, 2004 through December 31, 2004, and through the subsequent interim period through April 19, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused KPMG to make reference to such disagreement in connection with their opinion to the subject matter of the disagreement.

Since the commencement of the Company’s operations on August 6, 2004 and through the date of the appointment of PWC by the Company, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. Since the commencement of Company’s operations on August 6, 2004 through April 19, 2005, there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this report and has requested in writing that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with such disclosures. The Audit Committee has received the requested letter from KPMG and has filed it as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

c. Exhibits

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP CAPITAL RESOURCES COMPANY

By:	/s/ Richard A. Bernardy
Richard A. Bernardy
Secretary, Treasurer and Chief Financial Officer

Date: April 21, 2005

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 21, 2005.